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                                                                   EXHIBIT 10.11

                            AMENDMENT NO. 1 TO LEASE

     This AMENDMENT NO. 1 TO LEASE (this "Amendment") is dated as of this 23rd day of January, 2002, by and between 525 ALMANOR LLC, a California limited liability company ("Landlord"), and SIMPLEX SOLUTIONS, INC., a Delaware corporation ("Tenant").

                                    RECITALS

     A. Landlord and Tenant entered into that certain Lease dated March 21, 1997 (the "Lease") for premises located in the City of Sunnyvale, County of Santa Clara, State of California, commonly known as 521 Almanor Avenue, comprised of 29,340 rentable square feet of floor area (the "Leased Premises"). Capitalized terms used in this Amendment and not otherwise defined shall have the meanings assigned to them in the Lease.

     B. Landlord and Tenant now desire to amend the Lease according to the terms and conditions set forth herein.

                                   AGREEMENT

     NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Landlord and Tenant hereby agree as follows:

     1. RECITALS. The foregoing Recitals are hereby incorporated into this Amendment.

     2.   LEASE EXPIRATION DATE.  The Lease Expiration Date, as set forth in
Article 1 of the Lease, is hereby changed from May 31, 2002 to February 28,
2003.

     3. BASE MONTHLY RENT. The Base Monthly Rent for the months of June 2002 through and including February 2003 shall be $51,345.00.

     4. RATIFICATION. The Lease, as amended by this Agreement, is hereby ratified by Landlord and Tenant and Landlord and Tenant hereby agree that the Lease, as so amended, shall continue in full force and effect.

     5.   MISCELLANEOUS.

          (a) VOLUNTARY AGREEMENT. The parties have read this Amendment and on the advice of counsel they have freely and voluntarily entered into this Amendment.

          (b) ATTORNEY'S FEES. If either party commences an action against the other party arising out of or in connection with this Amendment, the prevailing party shall be entitled to recover from the losing party reasonable attorney's fees and costs of suit.

          (c) TENANT'S BROKERS. Tenant has been represented by Steve Gibson and Cynthia Rothwein of Colliers Parrish in connection with the term extension evidenced by this Amendment. Landlord has agreed to compensate such brokers as set forth in a separate written agreement between Landlord and such brokers.

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                (d) SUCCESSORS. This Amendment shall be binding on and inure to the benefit of the parties and their successors.

                (e) COUNTERPARTS. This Amendment may be signed in two or more counterparts. When at least one such counterpart has been signed by each party, this Amendment shall be deemed to have been fully executed, each counterpart shall be deemed to be an original, and all counterparts shall be deemed to be one and the same agreement.

        IN WITNESS WHEREOF, Landlord and Tenant have executed this Amendment as of the date first written above.

                                        TENANT:

                                        SIMPLEX SOLUTIONS, INC.,
                                        a Delaware corporation

                                        By: /s/ Luis Buhler
                                           -------------------------------------
                                        Title: CFO
                                              ----------------------------------

                                        By: /s/ Stan Lazoutkine
                                           -------------------------------------
                                        Title: Treasurer
                                              ----------------------------------


                                        LANDLORD:

                                        525 ALMANOR LLC, a California limited
                                        liability company

                                        By: Menlo Equities LLC, a California
                                            limited liability company, Manager

                                            By: Diamant Investments LLC, a
                                                Delaware limited liability
                                                company, Member

                                                By: /s/ Richard J. Holmstrom
                                                   -----------------------------
                                                   Richard J. Holmstrom, Manager